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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                                JANUARY 31, 2001
                                 Date of Report
                        (Date of earliest event reported)



                       NETWORK SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                     0-22991                    87-0460247
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


              6413 CONGRESS AVENUE, SUITE 230, BOCA RATON, FL 33487
                    (Address of principal executive offices)


                                 (561) 988-2334
                          Registrant's telephone number
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The registrant has dismissed its former principal accountants, KPMG LLP of Greensboro, North Carolina and engaged Daszkal Bolton Manela Devlin & Co. of Boca Raton, Florida, as its principal accountants. The change was made effective January 31, 2001.

         During the two most recent fiscal years of the registrant and the subsequent interim period until January 31, 2001, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements.

         The report of the former principal accounts on the financial statements of the registrant for either of the past two years contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was approved by the Board of Directors of the registrant.

         The registrant has provided KPMG LLP with a copy of this disclosure and has requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of KPMG LLP's letter to the SEC, dated February 6, 2001, is filed as Exhibit 16 to the Form 8-K.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NETWORK SYSTEMS INTERNATIONAL, INC.


                                        BY/S/    HERBERT TABIN, PRESIDENT


DATE:   FEBRUARY 6, 2001


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                                  EXHIBIT INDEX

EXHIBIT                                                                   PAGE
NUMBER          DESCRIPTION                                              NUMBER

16              Letter from KPMG LLP dated February 6, 2001                  4


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